UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 21, 2023

BMO 2023-5C2 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001994754)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

Citi Real Estate Funding Inc.

(Central Index Key number 0001701238)

Societe Generale Financial Corporation

(Central Index Key number 0001755531)

LMF Commercial, LLC

(Central Index Key number 0001592182)

German American Capital Corporation

(Central Index Key number 0001541294)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

UBS AG

(Central Index Key number 0001685185)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-08	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 9, 2023 (the “Closing Date”), BMO 2023-5C2 Mortgage Trust (the “Issuing Entity”) issued the BMO 2023-5C2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-5C2, pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2023 (the “Pooling and Servicing Agreement”), between BMO Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity filed with the Securities and Exchange Commission (the “Commission”) on November 9, 2023 under Commission File Number 333-255934-04. Unless otherwise provided herein, capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, (i) the Whole Loan (the “Scottsdale Gilbert Retail Portfolio Whole Loan”) relating to the Mortgage Loan (the “Scottsdale Gilbert Retail Portfolio Mortgage Loan”) secured by the portfolio of Mortgaged Properties identified on the Mortgage Loan Schedule as Scottsdale Gilbert Retail Portfolio, (ii) the Whole Loan (the “Lake Merritt Plaza Whole Loan”) relating to the Mortgage Loan (the “Lake Merritt Plaza Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Lake Merritt Plaza, and (iii) the Whole Loan (the “Overlook at Ballantyne Whole Loan” and, collectively with the Scottsdale Gilbert Retail Portfolio Whole Loan and the Lake Merritt Plaza Whole Loan, the “Servicing Shift Whole Loans”) relating to the Mortgage Loan (the “Overlook at Ballantyne Mortgage Loan” and, collectively with the Scottsdale Gilbert Retail Portfolio and the Lake Merritt Plaza Mortgage Loan, the “Servicing Shift Mortgage Loans”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Overlook at Ballantyne were required to be serviced and administered pursuant to the Pooling and Servicing Agreement.

On November 21, 2023, the respective Servicing Shift Lead Notes relating to the Servicing Shift Whole Loans were contributed to the commercial mortgage securitization transaction (the “Benchmark 2023-V4 Securitization”) involving the issuance of the Benchmark 2023-V4 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-V4 (the “Benchmark 2023-V4 Certificates”). Upon the issuance of the Benchmark 2023-V4 Certificates, the servicing and administration of the Servicing Shift Whole Loans are required to be transferred from the Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the Benchmark 2023-V4 Certificates, dated as of November 1, 2023 (the “Benchmark 2023-V4 Pooling and Servicing Agreement”), between Citigroup Commercial Mortgage Securities Inc., as depositor (the “Benchmark 2023-V4 Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, N.A., as certificate administrator and as trustee.

The Benchmark 2023-V4 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the Benchmark 2023-V4 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the Benchmark 2023-V4 Pooling and Servicing Agreement applicable to the servicing of the Servicing Shift Mortgage Loans are substantially similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on October 24, 2023 pursuant to Rule 424(b)(2) under Commission File Number 333-255934-08, but will differ in certain respects as described below and, treating the Benchmark 2023-V4 Pooling and Servicing Agreement as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

•	Upon a Servicing Shift Whole Loan becoming a specially serviced loan under the Benchmark 2023-V4 Pooling and Servicing Agreement, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to such Servicing Shift Whole Loan accruing at a rate equal to 0.25% per annum, subject to a minimum monthly special servicing fee of $3,500 for the such Servicing Shift Whole Loan.
•	In connection with a workout of a Servicing Shift Whole Loan, the related Outside Special Servicer will be entitled to a workout fee equal to 1.00% of each collection of interest (excluding default interest and excess interest) and principal (other than any amount for which a liquidation fee would be paid) received on the subject Servicing Shift Whole Loan or so long as it remains a corrected Whole Loan, subject to a maximum workout fee of $1,000,000 in the aggregate for such Servicing Shift Whole Loan, and further to a minimum workout fee of $25,000 in the aggregate for such Servicing Shift Whole Loan.
•	The related Outside Special Servicer will be entitled to a liquidation fee of 1.00% of the related payments or proceeds received in connection with the liquidation of a Servicing Shift Whole Loan or related REO Property, subject to a maximum liquidation fee of $1,000,000 in the aggregate for the such Servicing Shift Whole Loan, and further to a minimum liquidation fee of $25,000 in the aggregate for such Servicing Shift Whole Loan.
•	The Mortgaged Property relating to a Servicing Shift Whole Loan will be subject to inspection (A) at least once every calendar year (commencing in 2025) if the related Pari Passu Companion Loan contributed to the Benchmark 2023-V4 Securitization has an outstanding principal balance of $2,000,000 or more and (b) at least once every other calendar year (commencing in 2025) if the related Pari Passu Companion Loan contributed to the Benchmark 2023-V4 Securitization has an outstanding principal balance of less than $2,000,000, in a manner substantially similar to that under the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
Exhibit 4.1	Benchmark 2023-V4 Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2023	BMO COMMERCIAL MORTGAGE SECURITIES LLC
	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Chief Executive Officer

BMO 2023-5C2 – Form 8-K